UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36400	82-5237353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 490-9600

(Each registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Ashford Inc., a Maryland corporation (the “Company”), on August 8, 2018 (the “Original Report”), in which the Company reported, among other events, the consummation of a business combination transaction to acquire the project management business (the “Project Management Business”) from  Remington Holdings, L.P. and its affiliates. This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of the Project Management Business and its subsidiaries as of December 31, 2017 and 2016 and for each of the two year periods ended December 31, 2017 and December 31, 2016, respectively, and including the report of its independent accounting firm, BDO USA, LLP, are included as Exhibit 99.1 of this Report and Exhibit 23.1 of this Report, respectively, and incorporated herein by reference.

The unaudited Combined Carve-Out financial statements of the Project Management Business and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017 are included as Exhibit 99.2 of this Report and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma Consolidated statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 give pro forma effect to the acquisition of the Project Management Business as if it had occurred on January 1, 2017. as if they had occurred on January 1, 2017.  The unaudited pro forma Consolidated balance sheet as of June 30, 2018 assumes that the Transactions were completed on June 30, 2018.  The unaudited pro forma Consolidated financial information is included as Exhibit 99.3 of this Report and incorporated herein by reference.

(d) Exhibits

23.1	Consent of BDO USA, LLP
99.1

Audited Combined Carve-Out financial statements of the Project Management Business and its subsidiaries as of December 31, 2017 and 2016 and for each of the two year periods ended December 31, 2017 and December 31, 2016.

99.2	Unaudited Combined Carve-Out Financial Statements of the Project Management Business and its subsidiaries as of June 30, 2018 and for each of the six-month periods ended June 30, 2018 and 2017.
99.3	Unaudited Pro Forma Consolidated Financial Information for the year ended December 31, 2017 and as of and for the six-month period ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2018

ASHFORD INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary